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                                                                    EXHIBIT 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this Registration Statement on Form F-1 (File
No.    -      ) of our report dated November 15, 1995, on our audit of the financial statements of Digital Courier International Corporation. We also consent to the reference to our firm under the caption "Experts."



                                        Nemeth Thody Anderson
                                        Chartered Accountants


Vancouver, British Columbia
June 28, 1996